[GRAPHIC OMITTED]

                               RECKSON ASSOCIATES
                                  REALTY CORP.

                         THE NEW YORK TRI-STATE AREA'S
                              "LANDLORD OF CHOICE"

                           THIRD QUARTER PRESENTATION
                                NOVEMBER 2, 2000

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            THE NEW YORK TRI-STATE AREA'S LEADING REAL ESTATE COMPANY

[GRAPHIC OMITTED]     SUMMARY OF QUARTERLY HIGHLIGHTS

o Reported Basic FFO of $.69 ($.65 diluted) per share for the third quarter of 2000, as compared to $.60 ($.58 diluted) per share for the comparable 1999 period, representing an increase of 15.0% (12.1% diluted)

o 7.4% increase (cash) and 9.1% increase (GAAP) in same property NOI for the third quarter of 2000

o Generated same space rent growth of 22% (GAAP) and 10% (cash) for Office and 18% (GAAP) and 9.8% (cash) for Industrial/R&D for the third quarter of 2000

o Completed the sale of a 49% ownership interest in eight suburban, Class A, office properties to Teachers Insurance and Annuity Association ("TIAA") for approximately $136 million. Used proceeds from TIAA transaction to reduce outstanding borrowings under line of credit.

o Closed a three year $575 million unsecured revolving credit facility on September 7, 2000 replacing the Company's prior credit facility and term loan

o Obtained title to 919 Third Avenue upon the completion of the consensual bankruptcy and secured a $250 million first mortgage commitment

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            THE NEW YORK TRI-STATE AREA'S LEADING REAL ESTATE COMPANY

[GRAPHIC OMITTED]  FFO PER SHARE GROWTH



                                96/97                   97/98                   98/99                   99/00
                                YR/YR                   YR/YR                   YR/YR                   YR/YR
                3Q96    3Q97    GROWTH          3Q98    GROWTH          3Q99    GROWTH          3Q00    GROWTH
                ----    ----    ------          ----    ------          ----    ------          ----    ------
DILUTED         $0.38   $0.43   13.2%           $0.52   20.9%           $0.58   11.5%           0.65    12.1%
BASIC           $0.38   $0.43   13.2%           $0.52   20.9%           $0.60   15.4%           0.69    15.0%


14% DILUTED AND 16% BASIC COMPOUNDED QUARTERLY FFO GROWTH PER SHARE

(1) Diluted per share amounts are calculated in accordance with NAREIT guidelines which adjust GAAP by replacing net income with FFO. If diluted per share amounts were calculated in accordance with GAAP, weighted average diluted shares would approximate weighted average basic shares. 96% of the incremental diluted shares are attributable to the assumed conversion of outstanding convertible preferred securities which on a weighted average basis were approximately 8% out of the money at September 30, 2000.

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            THE NEW YORK TRI-STATE AREA'S LEADING REAL ESTATE COMPANY
                                                                               3

[GRAPHIC OMITTED] DILUTED CAD PER SHARE ANALYSIS

Diluted CAD Per Share Reported - 3Q00                         $0.41
Add Back 919 Third Avenue Straight-line Rent                   0.13
Add Back Excess Leasing Costs                                  0.02
                                                              -----
Adjusted CAD Per Share - 3Q00                                  0.56
                                                              =====
CAD Prior Year Three Months - 3Q99                             0.49
                                                              =====
Adjusted Percent Increase                                       14%


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            THE NEW YORK TRI-STATE AREA'S LEADING REAL ESTATE COMPANY

[GRAPHIC OMITTED] PORTFOLIO PERFORMANCE
              7.4% (Cash) and 9.1% (GAAP) Third Quarter Same Property NOI Growth

                         SAME SPACE AVERAGE RENT GROWTH

     OFFICE RENT GROWTH:  22%              INDUSTRIAL/R&D RENT GROWTH:  18%

Expiring Leases         New Leases        Expiring Leases         New Leases
$23.02                  $27.99            $6.78                   $7.97


                  o 74 Leases Executed Totaling 695,000 Sq. Ft.
                   o 6.5 % Increase in Same Property Revenues
               o 5.0% Increase in Same Property Operating Expenses
                   o 2.1% Increase in Same Property Occupancy
           o Generated Same Space Cash Rent Growth of 10% for Office
                          and 9.8% for Industrial/R&D

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            THE NEW YORK TRI-STATE AREA'S LEADING REAL ESTATE COMPANY

[GRAPHIC OMITTED] PORTFOLIO COMPOSITION

                              NET OPERATING INCOME

LONG ISLAND
    33%

NEW YORK CITY
    22%

CONNECTICUT          [GRAPHIC OMITTED]
   10%

NEW JERSEY
   15%

WESTCHESTER
    20%

                                           PRO FORMA PORTFOLIO STATS:
                                           -------------------------
                                           o 20.8 Million Square Feet
                                           o 186 Properties
                                           o 1,375 Tenants
                                           o Five integrated Operating Divisions
                                           o NOI:
                                                  Office          85%
                                                  Industrial      15%

                                           o Occupancy:(a)
                                                  Office          97%
                                                  Industrial      98%

(a) Excluding properties under development.
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            THE NEW YORK TRI-STATE AREA'S LEADING REAL ESTATE COMPANY

[GRAPHIC OMITTED] PORTFOLIO COMPOSITION




                             FUNDS FROM OPERATIONS
                                    (ACTUAL)


                                [GRAPHIC OMITTED]


                                    NEW YORK
                                      CITY
                                       31%


                                  LONG ISLAND
                                       30%


                                  CONNECTICUT
                                       8%


                                   NEW JERSEY
                                       13%


                                   WESTCHESTER
                                       18%







                              FUNDS FROM OPERATIONS
                         (PRO FORMA FOR JV TRANSACTION)



                                [GRAPHIC OMITTED]


                                    NEW YORK
                                      CITY
                                       32%


                                   LONG ISLAND
                                       30%


                                   CONNECTICUT
                                       7%


                                   NEW JERSEY
                                       13%


                                   WESTCHESTER
                                       18%


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            THE NEW YORK TRI-STATE AREA'S LEADING REAL ESTATE COMPANY

[GRAPHIC OMITTED] FAVORABLE MARKETS

                   SOUTHERN CONNECTICUT



                    YE96    YE97    YE98    YE99    3Q00
Avg. Asking Rents   $26.19  $28.96  $32.22  $31.78  $39.69
Direct Vac.         6.10%   4.20%   3.60%   4.00%   2.70%





                       LONG ISLAND



                      YE96    YE97    YE98    YE99    3Q00
Avg. Asking Rents   $23.83  $26.14  $27.23  $27.69  $28.88
Direct Vac.         12.70%  8.70%   6.10%   5.60%   4.40%






                       WESTCHESTER



                    YE96    YE97    YE98    YE99    3Q00
Avg. Asking Rents   $23.67  $25.14  $26.67  $27.23  $27.65
Direct Vac.         16.00%  13.30%  16.40%  15.00%  13.90%



                      NORTHERN NEW JERSEY



                      YE96    YE97    YE98    YE99    3Q00
Avg. Asking Rents   $24.55  $25.38  $27.42  $28.52  $29.69
Direct Vac.         9.10%   4.70%   5.30%   4.60%   4.80%



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            THE NEW YORK TRI-STATE AREA'S LEADING REAL ESTATE COMPANY
                                                                               8
Source:  Cushman & Wakefield Class A Statistics

[GRAPHIC OMITTED] FAVORABLE MARKETS

            NEW YORK CITY - MIDTOWN WEST SIDE



                    YE96    YE97    YE98    YE99    3Q00
Avg. Asking Rents   $31.92  $33.10  $43.36  $48.28  $58.64
Direct Vac.         6.20%   3.70%   3.30%   4.60%   2.10%





                NEW YORK CITY - FINANCIAL EAST



                      YE96    YE97    YE98    YE99    3Q00
  Avg. Asking Rents   $30.80  $29.77  $40.21  $37.64  $48.16
  Direct Vac.         16.00%  8.20%   6.60%   3.40%   1.40%





               NEW YORK CITY - MIDTOWN EAST



                    YE96    YE97    YE98    YE99    3Q00
Avg. Asking Rents   $36.27  $39.33  $47.85  $51.18  $60.38
Direct Vac.         7.60%   5.60%   6.00%   3.80%   2.20%





        NEW YORK CITY - SIXTH AVE./ROCKEFELLER CENTER



                      YE96    YE97    YE98    YE99    3Q00
  Avg. Asking Rents   $39.43  $43.62  $51.33  $53.12  $58.24
  Direct Vac.         4.80%   2.70%   2.20%   1.60%   0.40%



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            THE NEW YORK TRI-STATE AREA'S LEADING REAL ESTATE COMPANY
                                                                               9
Source:  Cushman & Wakefield Class A Statistics

[GRAPHIC OMITTED] LEASE EXPIRATION COMPARISION

                         EXPIRING RENT VS. MARKET RENT
                              CBD OFFICE PORTFOLIO



                        Connecticut                     New York City
                        -----------                     -------------
Expiring Rent(a)          $25.43                           $34.42
Market Rent(b)            $39.69                           $57.64
                          ------                           ------
Growth                      56%                              67%




                            As of September 30, 2000

(a)  Represents average rent for leases expiring over the next 6 years
(b)  Average asking rents as provided by Cushman & Wakefield
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            THE NEW YORK TRI-STATE AREA'S LEADING REAL ESTATE COMPANY
                                                                              10
Source:  Cushman & Wakefield

[GRAPHIC OMITTED] LEASE EXPIRATION COMPARISION

                         EXPIRING RENT VS. MARKET RENT
                           SUBURBAN OFFICE PORTFOLIO



                      Long Island      Westchester      New Jersey
                      -----------      -----------      ----------
Expiring Rent(a)        $23.32           $21.87           $20.72
Market Rent(b)          $28.88           $27.65           $29.69
                        ------           ------           ------
Growth                   24%               26%              43%




                            As of September 30, 2000

(a) Represents average rent for leases expiring over the next 6 years
(b) Average asking rents as provided by Cushman & Wakefield.
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            THE NEW YORK TRI-STATE AREA'S LEADING REAL ESTATE COMPANY
                                                                              11
Source:  Cushman & Wakefield

[GRAPHIC OMITTED] INTERNAL GROWTH - OFFICE PORTFOLIO

                  Potential Future Increases in Cash Flow




                            SUBURBAN OFFICE PORTFOLIO
                               MARKET RENT: $30.09(a)
                              IN-PLACE RENT: $22.53



                              o Cash Flow Increase
                              o $42.3 million
                              o $0.54/diluted share



               5.6 MILLION SQ.FT. EXPIRING OVER THE NEXT 6 YEARS

                        PORTFOLIO RENTS 34% BELOW MARKET




                         NEW YORK CITY OFFICE PORTFOLIO
                               MARKET RENT: $57.64(a)
                              IN-PLACE RENT: $34.42



                              o Cash Flow Increase
                              o $27.8 million
                              o $0.35/diluted share




                1.2 MILLION SQ.FT. EXPIRING OVER THE NEXT 6 YEARS

                        PORTFOLIO RENTS 67% BELOW MARKET








                            As of September 30, 2000

(a) Average asking rents as provided by Cushman & Wakefield. Calculations based on weighted average sq. ft. expiring in each of the respective submarkets.
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            THE NEW YORK TRI-STATE AREA'S LEADING REAL ESTATE COMPANY

[GRAPHIC OMITTED] VALUE CREATION ACTIVITY REPORT



PROJECTS UNDER ACTIVE DEVELOPMENT/REPOSITIONING
                                                                                                         ESTIMATED
                                                                        PERCENT    TOTAL ANTICIPATED   STABILIZATION    ESTIMATED
                                                          SQ. FT.        LEASED         INVESTMENT        PERIOD       NOI YIELD (b)
                                                          -------       -------    -----------------   -------------   -------------
LONG ISLAND
AIP 2002, Islip, L.I.                                     206,000         100%        $ 13,658,000          4Q00            13.1%
400 Moreland Road, Commack, L.I.                           56,875       Vacant        $  2,967,000          1Q01            13.1%
Melville Expressway Corporate Center, Melville, L.I.      277,500       Vacant        $ 43,446,000          2Q01            12.0%
AIP 2001, Islip, L.I.                                      71,000       Vacant        $  5,692,000          3Q01            12.2%
50 Marcus Drive, Melville, L.I.                           163,762       Vacant        $ 19,889,000          4Q01            14.0%
                                                        ---------       ------        ------------                          -----
         Subtotal/Weighted Average                        775,137          27%        $ 85,652,000                          12.7%
                                                        ---------       ------        ------------                          -----

NEW JERSEY
492 River Rd., Nutley, N.J.                               130,009         100%        $ 12,903,300          1Q01            16.4%
University Square, Princeton, N.J.                        315,000       Vacant        $ 50,397,000          2Q02            12.0%
                                                        ---------       ------        ------------                          -----
         Subtotal/Weighted Average                        445,009          29%        $ 63,300,300                          12.9%
                                                        ---------       ------        ------------                          -----

WESTCHESTER
100 Grasslands Road, Elmsford, Westchester                 49,000          22%        $  4,477,000          2Q01            15.7%

         SUBTOTAL WEIGHTED AVERAGE - SUBURBAN PORTFOLIO 1,269,146          28%        $153,429,300                          12.9%

NEW YORK CITY
919 Third Avenue, New York City (a)                     1,374,966          97%        $369,955,000          4Q00            11.5%
                                                        ---------       ------        ------------

         TOTAL/WEIGHTED AVERAGE - PORTFOLIO             2,644,112          64%        $523,384,300                          11.9%
                                                        =========       ======        ============                          =====



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            THE NEW YORK TRI-STATE AREA'S LEADING REAL ESTATE COMPANY

(a) Yield projected to grow to 11.5% by the end of 2005.                      13
(b) Forward looking statements based upon management's estimates. Actual results may differ materially.

[GRAPHIC OMITTED]    VALUE CREATION ACTIVITY REPORT

PROJECTS REACHING REALIZATION - 3Q00



                                                                  PERCENT    TOTAL ANTICIPATED     ESTIMATED
                                                    SQ. FT.       LEASED        INVESTMENT       NOI YIELD (a)
                                                    -------       ------        ----------       -------------

538 Broadhollow Rd., Melville, L.I.                 180,339        100%        $26,084,000          12.0%

390 Motor Parkway, Hauppauge, L.I.                  181,155        100%        $ 6,601,600          14.3%

360 Hamilton Avenue, White Plains, Westchester      382,000         82%        $57,300,000          13.5%
                                                    -------       -----        -----------          -----

        TOTAL/WEIGHTED AVERAGE                      743,494         91%        $89,985,600          13.1%
                                                    =======       =====        ===========          =====

DEVELOPMENT FUNDING REQUIREMENTS

  2000 Remaining Anticipated          $20,000,000

  2001 Anticipated                   $127,000,000



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            THE NEW YORK TRI-STATE AREA'S LEADING REAL ESTATE COMPANY

                                                                              14

(a) Forward looking statements based upon management's estimates. Actual results may differ materially.

[GRAPHIC OMITTED] VALUE CREATION PIPELINE HIGHLIGHTS

o Project Reaching Realization
o 382,000 sq. ft.                                   100 Grasslands
o Current Occupancy 82%                           Elmsford, Westchester
o Total Investment $57.3 million
o Stabilized NOI Yield 13.5%




                                    o Project under Redevelopment
                                    o Projected Stabilization Period 2Q01
                                    o 49,000 sq. ft.
                                    o Current Occupancy 22%
                                    o Total Anticipated Investment $4.5 million
                                    o Anticipated Stabilized NOI Yield 15.7%

         Reckson Metro Center
      White Plains, Westchester


                               [GRAPHIC OMITTED]

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            THE NEW YORK TRI-STATE AREA'S LEADING REAL ESTATE COMPANY
                                                                              15

Note: Forward looking  statements  based  upon  management's   estimates. Actual
      results may differ materially.

[GRAPHIC OMITTED]    VALUE CREATION PIPELINE HIGHLIGHTS

                                         University Square
                                        Princeton, New Jersey


                               [GRAPHIC OMITTED]


o Project Under Redevelopment - Projected Stabilization o Project Under Development - Groundbreaking
  Period 1Q01                                             in October - Projected Stabilization Period 2Q02
o 130,009 sq. ft.                                       o 315,000 sq. ft.
o Current Occupancy 100%                                o Current Occupancy - Vacant
o Total Anticipated Investment $12.9 million            o Total Anticipated Investment $50.4 million
o Anticipated Stabilized NOI Yield 16.4%                o Anticipated Stabilized NOI Yield 12.0%

     492 River Road
     Nutley, New Jersey



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            THE NEW YORK TRI-STATE AREA'S LEADING REAL ESTATE COMPANY
                                                                              16
Note: Forward looking statements based upon management's estimates. Actual results may differ materially.

[GRAPHIC OMITTED]     VALUE CREATION PIPELINE HIGHLIGHTS



o   Project Under Development  - Projected               o  Project Under Redevelopment  - Projected
    Stabilization Period 2Q01                               Stabilization Period 4Q01
o   277,500 sq. ft.                                      o  163,762 sq. ft.
o   Current Occupancy - Vacant                           o  Current Occupancy - Vacant
o   Total  Anticipated Investment $43.4 million          o  Total  Anticipated Investment $19.9 million
o   Anticipated Stabilized NOI Yield 12.0%               o  Anticipated Stabilized NOI Yield 14.0%


Mellville Expressway Corporate Center        o   Project Under Redevelopment - Projected                  50 Marcus Drive
       Melville, Long Island                     Stabilization Period 4Q00                              Melville, Long Island
                                             o   206,000 sq. ft.
                                             o   Current Occupancy - 100%
                                             o   Total  Anticipated Investment $13.7 million
                                             o   Anticipated Stabilized NOI Yield 13.1%


AIP 2002
Islip, Long Island

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            THE NEW YORK TRI-STATE AREA'S LEADING REAL ESTATE COMPANY
                                                                              17

Note: Forward looking statements based upon management's estimates. Actual results may differ materially.

[GRAPHIC OMITTED]   919 THIRD AVENUE ACTIVITY TIMELINE



                          Reckson Announced                     Reckson               BNP, Schulte              NOI Yield Is
                       Closing on Acquisition                  Consented             and Debevoise              Projected to
                         of First Mortgage                    to the Filing         (Partial Space)            Increase to
                          Note - Property                      of the Pre-            Encompassing                11.5% as
                         Generates an NOI                       Packaged             403,300 sq. ft.,           Below Market
                             Yield of                          Bankruptcy         Free Rent Period               Rents are
                        Approximately 9.5%                       Plan                   Ends                    Replaced (a)


                               [GRAPHIC OMITTED]

  Reckson                         Skadden Arps               Reckson                     Debevoise, 422,000
 Announced                      Vacated 705,000         Obtains Title to                  sq. ft., Free Rent
Agreement to                    sq. ft. Allowing           919 Third                         Period Ends -
Acquire First                    Work to Begin            Avenue Upon                        Building to
  Mortgage                     for Occupancy of          Completion of                    Restabilize at an
Note Secured                    Debevoise, BNP             Consensual                      Approximate 9.5%
by 919 Third                     and Schulte -           Bankruptcy and                   NOI Yield - Total
 Avenue for                    Three Long-Term            Secures $250                     Investment Less
277.5 Million                      Leases                Million First                    Than $275 psf or
 or $200 psf                    Encompassing               Mortgage                       40% Discount to
                               826,000 sq. ft.                                            Replacement Cost



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            THE NEW YORK TRI-STATE AREA'S LEADING REAL ESTATE COMPANY
                                                                              18

(a) Forward looking statements based upon management's estimates. Actual results may differ materially.

[GRAPHIC OMITTED]   919 THIRD AVENUE RENT TIMELINE


BNP

   45,528 sq. ft.           Cash Rent

   28,059 sq. ft.           GAAP Rent     Cash Rent

   72,244 sq. ft.           GAAP Rent                       Cash Rent

SCHULTE ROTH

   213,426 sq. ft.          GAAP Rent         Cash Rent

DEBEVOISE & PLIMPTON

   44,024 sq. ft.           GAAP Rent              Cash Rent

   421,967 sq. ft.          GAAP Rent                                  Cash Rent

                               [GRAPHIC OMITTED]

CASH RENT                   $  658,694  $3,059,578  $3,426,486  $4,185,099  $4,185,099  $5,882,746  $9,278,040

GAAP RENT                   $9,840,612  $9,840,612  $9,840,612  $9,840,612  $9,840,612  $9,840,612  $9,840,612

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            THE NEW YORK TRI-STATE AREA'S LEADING REAL ESTATE COMPANY
                                                                              19

[GRAPHIC OMITTED]   JOINT VENTURE TRANSACTION

o Completed the sale of a 49% ownership interest in eight suburban, Class A, office properties to Teachers Insurance and Annuity Association ("TIAA"), for approximately $136 million

o    The properties total approximately 1.5 million square feet and include:

     51 JFK PARKWAY, SHORT HILLS, NEW JERSEY
     680 WASHINGTON BLVD., STAMFORD, CONNECTICUT (STAMFORD TOWERS) 750 WASHINGTON BLVD., STAMFORD, CONNECTICUT (STAMFORD TOWERS) 120 WHITE PLAINS ROAD, TARRYTOWN, NEW YORK
     90 MERRICK AVENUE, EAST MEADOW, NEW YORK
     400 GARDEN CITY PLAZA, GARDEN CITY, NEW YORK
     275 BROADHOLLOW ROAD, MELVILLE, NEW YORK
     1305 WALT WHITMAN ROAD, MELVILLE, NEW YORK

o The Company sold this interest at an 8.7% cap rate on in-place NOI for 2000 and a 9.1% cap rate on 2001 NOI

o Proceeds from JV used to repay outstanding borrowings under line of credit

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            THE NEW YORK TRI-STATE AREA'S LEADING REAL ESTATE COMPANY
                                                                              21

[GRAPHICS OMITTED]  REFINANCING OF CREDIT FACILITY

o Refinanced revolving unsecured line of credit and term loan with a new three year unsecured revolving credit facility on September 7, 2000

o    The credit facility provides for a maximum borrowing amount Of $575 million

o Borrowings under the credit facility will bear interest at LIBOR plus 105 basis points

o Proceeds from JV transaction of $136 million were used to repay outstanding borrowings under the line of credit

o    Reduced variable rate debt to approximately 25% of total debt

--------------------------------------------------------------------------------
           THE NEW YORK TRI-STATE AREA'S LEADING REAL ESTATE COMPANY
                                                                              22

[GRAPHIC OMITTED]     UPDATE ON FRONTLINE CAPITAL GROUP AND RSVP

o Status of FrontLine Facility

                                             (in thousands)
      As of September 30, 2000                 FrontLine
      ------------------------                 ---------
      Loan Balance                             $92,498
      Accrued Interest                         $10,096
      Undrawn Outstanding Letters of Credit    $ 3,169

o Status of RSVP Commitment

                                              (in thousands)
      As of September 30, 2000                    RSVP
      ------------------------                 ----------
      Direct Investments                       $37,616
      Investments in Loans                     $39,915

o Interest Paid on FrontLine Facility for 3Q00

--------------------------------------------------------------------------------
            THE NEW YORK TRI-STATE AREA'S LEADING REAL ESTATE COMPANY

[GRAPHIC OMITTED] FINANCIAL RATIOS



                                   SEPTEMBER 30, 2000      SEPTEMBER 30, 2000
RATIOS                                HISTORICAL              PRO FORMA (b)
------                                ----------              -------------
Total Debt                              $1,328(a)                $1,328(a)
Total Equity                            $2,034                   $2,034
Total Market Cap                        $3,362                   $3,362
Interest Coverage Ratio                  3.06x                    3.17x
Fixed Charge Coverage Ratio              2.45x                    2.47x
Debt to Total Market Cap                 39.5%                    39.5%


(a) Including pro-rata share of joint venture debt and net of minority partners' interests
(b)    Pro forma for JV transaction occurring on July 1, 2000

--------------------------------------------------------------------------------
            THE NEW YORK TRI-STATE AREA'S LEADING REAL ESTATE COMPANY
                                                                              24

                               [GRAPHIC OMITTED]

                               RECKSON ASSOCIATES
                                  REALTY CORP.

                          THE NEW YORK TRI-STATE AREA'S
                              "LANDLORD OF CHOICE"

    This information contains forward-looking information that is subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Among those risks, trends and uncertainties are the general economic climate; the supply of and demand for office and industrial properties in the New York Tri-State area; interest rate levels; continued strength of rental rate levels in the company's markets; the availability of financing; and other risks associated with the development and acquisition of properties, including risks that development may not be completed on schedule, that the tenants will not take occupancy or pay rent, or that development or operating costs may be greater than anticipated. For further information on factors that could impact Reckson, reference is made to Reckson's filings with the Securities and Exchange Commission. Reckson is subject to the reporting requirements of the
     Securities and Exchange Commission and undertakes no responsibility to update the information contained in this slide show presentation.


--------------------------------------------------------------------------------
           THE NEW YORK TRI-STATE AREA'S LEADING REAL ESTATE COMPANY